ValuPlus Assurance

Flexible Premium Variable Universal Life

Annual Report

December 31, 2004

Issued by:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Insurance Products:

ARE NOT FDIC INSURED • ARE NOT BANK GUARANTEED • MAY LOSE VALUE

General Information

Officers of Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

Michael A. Reardon, President and CEO

Edward J. Parry III, Chief Financial Officer

J. Kendall Huber, Senior Vice President and General Counsel

John P. Kavanaugh, Vice President and Chief Investment Officer

Mark C. McGivney, Vice President and Treasurer

Charles F. Cronin, Vice President and Secretary

Investment Advisers

A I M Advisors, Inc.

11 Greenway Plaza, Houston, TX 77046

AIM V.I. Capital Appreciation Fund

AIM V.I. Premier Equity Fund

Allmerica Financial Investment Management Services, Inc.

440 Lincoln Street, Worcester, MA 01653

Investment Sub-Adviser

Opus Investment Management, Inc.

440 Lincoln Street, Worcester, MA 01653

Money Market Fund

Investment Advisers (continued)

Evergreen Investment Management Company, LLC

200 Berkeley Street, Boston, MA 02116

Evergreen VA Foundation Fund

Evergreen VA Special Values Fund

Federated Investment Management Company

1001 Liberty Avenue, Pittsburgh, PA 15222

Federated American Leaders Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fred Alger Management, Inc.

111 Fifth Avenue, New York, NY 10003

Alger American Growth Portfolio

Alger American Leveraged AllCap Portfolio

Alger American Small Capitalization Portfolio

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116

MFS Investors Trust Series

MFS Utilities Series

Oppenheimer Funds, Inc.

225 Liberty Street, New York, NY 10281

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Strategic Bond Fund/VA

Templeton Investment Counsel, LLC

500 East Broward Blvd., Fort Lauderdale, FL 33394

FT VIP Templeton Foreign Securities Fund

FT VIP Templeton Global Asset Allocation Fund

The Dreyfus Corporation

200 Park Avenue, New York, NY 10166

Dreyfus Socially Responsible Growth Fund

Dreyfus VIF Appreciation Portfolio

Dreyfus VIF Quality Bond Portfolio

One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation.

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Variable Life Insurance Product Information

First Union

Product Description

These Policies are individual flexible premium variable life insurance policies with Death Benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are variable because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Payment Schedule

These Policies are flexible premium because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws.

Cash Value Access

You may make partial withdrawals, borrow up to the Loan Value of your Policy or surrender the Policy for its Surrender Value. Loans and withdrawals will reduce the Policy Value and Death Benefit.

Fixed Account Information

You may allocate part or all of your Policy Value to the Fixed Account. The Fixed Account is part of our General Account. We guarantee a minimum rate of interest for Policy Value allocated to the Fixed Account. The minimum interest that we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. Fixed Account guarantees are based on the claims-paying ability of the issuer.

Death Benefit

The Company will pay a Death Benefit to the Beneficiary when the insured dies while the Policy is in effect. The Death Benefit is the Surrender Value of the Policy after the final premium payment date.

Charges and Fees

The following is a brief description of the Charges and Fees associated with the Policies. Please see the prospectus for a detailed description of the specific charges that apply to your Policy.

Monthly Policy Charges: Charges are deducted monthly to compensate the Company for the anticipated cost of providing Death Proceeds and benefits provided by optional riders, to compensate the Company for administrative, tax and distribution expenses, and for mortality and expense risks. These charges may vary depending on the underwriting class and the number of years from the date of issue of this Policy.

Transfers: The Company currently does not restrict the number of transfers among the Sub-Accounts. The first 12 transfers may be made free of charge. A fee of up to $25 may be assessed for each subsequent transfer.

Underlying Fund Expenses: The underlying funds incur investment advisory fees and other expenses which are reflected in the unit values of the Variable Account. The level of fees and expenses vary among the underlying funds.

Partial Withdrawal Transaction Charge: For each partial withdrawal, the Company assesses a transaction fee of 2% of the amount withdrawn, not to exceed $25.

Optional Guaranteed Death Benefit Rider: A one-time administrative charge of $25 is deducted from Policy Value when the rider is elected.

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ValuPlus Assurance is issued by Allmerica Financial life Insurance and Annuity Company and offered by VeraVest Investments, Inc., member NASD/SIPC.

AR-FSTUN (12/04)